SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Floating-Rate Income Trust Eaton Vance Senior Floating-Rate Trust Eaton Vance New York Municipal Income Trust (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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Eaton Vance

E|V|M PARAMETRIC ATLANTA CAPITAL HEXAVEST Calvert

Fund Proxy 101

Background Regarding Eaton Vance Corp./ Morgan Stanley Transaction

Q. What is happening with Eaton Vance?

A. On October 7, 2020, Eaton Vance Corp. (EVC) entered into a definitive agreement with Morgan Stanley, a leading global financial services firm, pursuant to which Morgan Stanley will acquire EVC (the Transaction), subject to the completion or waiver of various closing conditions.

On a combined basis, EVC and Morgan Stanley are expected to manage approximately $1.2 trillion in client assets. The combined business will offer a unique public and private market investment solution set to clients in the industry and is expected to have the resources to bring deep capital markets and value-added service excellence to EVC and its affiliates' relationships. Morgan Stanley and Eaton Vance expect the Transaction to be completed no later than early in the second quarter. Subject to the satisfaction of customary closing conditions, including receipt of necessary regulatory approvals and client consents, the Transaction could take place as soon as March 1, 2021.

Q. How is the Transaction relevant to my Fund?

A. Upon the closing, each Fund's investment advisory agreement and, if applicable, investment sub-advisory agreement may be deemed to automatically terminate. This is because the Investment Company Act of 1940 (the 1940 Act), which regulates investment companies such as the Funds, requires investment advisory and investment sub-advisory agreements to terminate automatically in the event of an assignment of the agreement (which, for these purposes, is deemed to include a change of control of the investment adviser or sub-adviser).

Each Fund's Board recommends that you approve a new investment advisory agreement and, if applicable, a new investment sub-advisory agreement, to ensure that your Fund's investment adviser and investment sub-adviser, where applicable, will continue to serve as such to the Fund.

Q. How will the Transaction potentially benefit my Fund?

A. It is expected that the Transaction will deliver long-term financial benefits for the Funds. The combined business of EVC and Morgan Stanley will offer a unique set of public and private market investment solutions to clients in the industry, and is expected to have the resources to bring deep capital markets and value-added service excellence to EVC and its affiliates' relationships. Approval of the new investment advisory and investment sub-advisory agreements will provide continuity of the investment program you selected through your investment in the Fund(s) and help to ensure that each Fund's operations continue uninterrupted after the closing.

Proxy Solicitation Process

Q. What is a proxy?

A. A proxy is a legal means to allow shareholders to vote at a shareholder meeting without having to attend the meeting in person. The Funds accomplish this by sending a proxy statement, which describes the matter(s) shareholders are asked to approve, and providing shareholders with a proxy card authorizing the Funds' proxies to vote shares at the meeting as well as instructions for voting shares via the internet or by phone. When a shareholder votes their shares on the proxy card or via telephone or the internet, it lets the Fund's proxies know how the shareholder would like their shares to be represented at the shareholder meeting.

2 | Fund Proxy 101

Q. What are these proxy materials about?

A. As discussed above, Morgan Stanley and EVC announced on October 8, 2020 that they had entered into a definitive agreement under which Morgan Stanley would acquire EVC. Under the 1940 Act, consummation of the Transaction may be deemed to result in the automatic termination of each Fund's investment advisory agreement and, where applicable, investment sub-advisory agreement.

The new investment advisory agreements and, where applicable, new investment sub-advisory agreements were approved by each Fund's Board of Trustees, and will be presented to Fund shareholders for approval at a special meeting of shareholders and, if approved, would take effect upon consummation of the Transaction.

Q. What are shareholders being asked to vote FOR?

A. Shareholders are being asked to approve a new investment advisory agreement and, where applicable, a new investment sub-advisory agreement for their Fund(s). The services that each Fund will receive under the new investment advisory agreement and, if applicable, investment sub-advisory agreement are expected to be substantially similar to those it receives under the current investment advisory agreement and, if applicable, investment sub-advisory agreement. The new agreements are not expected to result in any changes to the Funds' investment objectives, investment strategies or fee rates thereunder. Further, the portfolio managers for each Fund are expected to continue in such roles upon the closing.

Q. Is my Fund paying for the Transaction or this proxy solicitation?

A. No. The Funds will not bear any portion of the costs associated with the Transaction. All costs of this Proxy Statement and the Meeting, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, will be borne by EVC.

Information about New Investment Advisory and Sub-Advisory Agreements

Q. How do the Funds' new investment advisory agreements and, where applicable, investment sub-advisory agreements differ from the current agreements?

A. Although the investment advisers proposed, and the Funds' Boards approved, certain updates to the provisions of the current investment advisory agreements with each investment adviser and, where applicable, investment sub-advisory agreement with each investment sub-adviser, the new agreements are substantially similar to the current agreements.

For more information about the material differences between the provisions of the Funds' new agreements and current agreements, please see the proxy statement for your Fund(s).

Q. Will the new investment advisory agreement and the new investment sub-advisory agreements result in any changes to the Funds' investment objectives, investment strategies or portfolio management?

A. No. The new agreements are not expected to result in any changes to any Fund's investment objective(s) or investment strategy. Further, the portfolio managers for each Fund are expected to continue in such roles upon the closing.

Q. Will my Fund's contractual advisory and sub-advisory fee rates increase?

A. No. The investment advisory fee rates and the investment advisory and administrative services fee rates proposed for the Funds will remain the same as under their existing agreements. In addition, no sub-adviser will receive increased investment sub-advisory fees as a result of the Transaction.

Information about the Shareholder Proxy Solicitation Process

Q. Who is eligible to vote?

A. Fund shareholders of record at the close of business on the record date disclosed in the Fund's proxy statement, who have voting power with respect to such shares, are entitled to be present and to vote at the shareholder meeting.

Q. How do I vote my shares?

A. You may vote your shares in one of four ways:

- By telephone: Call the toll-free number printed on your proxy card and follow the directions.
- By internet: Access the website address printed on your proxy card and follow the directions on the website.
- By mail: Complete, sign, and date the proxy card you

3 | Fund Proxy 101

received and return in the self-addressed, postage-paid envelope.

- At the Shareholder Meeting: Vote your shares at the shareholder meeting at place, date and time disclosed in your Fund's proxy statement.

Q. Who can I call if I have questions or if I lost my proxy card?

A. Shareholders with questions or who need to request a new proxy card should call the proxy information line at the phone number listed in their proxy statement.

Q. Who are AST Fund Solutions, LLC (AST) and Computershare?

A. The shareholder proxy solicitation process is typically managed by a proxy solicitor. Proxy solicitors call shareholders, send various mailings and record proxy votes. AST and Computershare are the third-party proxy solicitors assisting with the Funds' proxy solicitation processes. Additionally, shareholders who hold Fund shares through an intermediary may receive proxy materials from other vendors hired by the intermediary such as Broadridge, Mediant and ProxyTrust. By casting your vote promptly upon receipt of the proxy materials, you can limit telephone calls from solicitation firms seeking to obtain you vote.

4 | Fund Proxy 101

Important Information about the Transaction and Where to Find It

In connection with the Transaction, Morgan Stanley and EVC will file relevant materials with the SEC, including a Morgan Stanley registration statement on Form S-4 that will include a prospectus of Morgan Stanley. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF MORGAN STANLEY AND EATON VANCE ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement (when it becomes available), as well as other filings containing information about Morgan Stanley or EVC, without charge at the SEC's Internet website (http://www.sec.gov) or by contacting the investor relations department of Morgan Stanley or EVC at the following:

Morgan Stanley
1585 Broadway
New York, NY 10036
Media Relations: 212-761-2448
mediainquiries@morganstanley.com
Investor Relations: 1-212-762-8131
investorrelations@morganstanley.com

Eaton Vance Corp.
Two International Place
Boston, MA 02110
Media Relations: 617-672-8940
rtice@eatonvance.com
Investor Relations: 617-672-6744
esenay@eatonvance.com

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "target," similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Transaction and the anticipated benefits thereof. All such forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the Transaction on anticipated terms and timing, including obtaining required regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company's operations and other conditions to the completion of the acquisition, including the possibility that any of the anticipated benefits of the Transaction will not be realized or will not be realized within the expected time period, (ii) the ability of Morgan Stanley and EVC to integrate the business successfully and to achieve anticipated synergies, risks and costs, (iii) potential litigation relating to the Transaction that could be instituted against Morgan Stanley, EVC or their respective directors, (iv) the risk that disruptions from the Transaction will harm Morgan Stanley's and EVC's business, including current plans and operations, (v) the ability of Morgan Stanley or EVC to retain and hire key personnel, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the acquisition, (vii) continued availability of capital and financing and rating agency actions, (viii) legislative, regulatory and economic developments, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the acquisition that could affect Morgan Stanley's and/or EVC's financial performance, (x) certain restrictions during the pendency of the acquisition that may impact Morgan Stanley's or EVC's ability to pursue certain business opportunities or strategic transactions, (xi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Morgan Stanley's or EVC's management's response to any of the aforementioned factors, (xii) dilution caused by Morgan Stanley's issuance of additional shares of its common stock in connection with the Transaction, (xiii) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (xiv) those risks described in Item 1A of Morgan Stanley's most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K, (xv) those risks described in Item 1A of EVC's most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K and (xvi) those risks that will be described in the registration statement on Form S-4 available from the sources indicated above. These risks, as well as other risks associated with the proposed acquisition, will be more fully discussed in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed acquisition. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Morgan Stanley's or EVC's consolidated financial condition, results of operations, credit rating or liquidity. Neither Morgan Stanley nor EVC assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

©2021 Eaton Vance Distributors, Inc. Member FINRA/SIPC | Two International Place, Boston, MA 02110 | 800.836.2414 | eatonvance.com 37094 | 01.28.21

We need your consent

Morgan Stanley is acquiring Parametric's parent company, Eaton Vance. Parametric clients may be asked to consent to new advisory agreements.

If you own a separately managed account (SMA) or certain private funds managed by Parametric, you may receive a letter requesting your consent to our continued management of your investment strategy following the close of the transaction. Depending on the terms of your investment management agreement or investment in a private fund, your consent may be required to be in writing.

Morgan Stanley and Eaton Vance expect the transaction to be completed no later than early in the second quarter. Subject to the satisfaction of customary closing conditions, including receipt of necessary regulatory approvals and client consents, the transaction could take place as soon as March 1, 2021.

Own shares of a Parametric-sub-advised open-end or closed-end fund?

Parametric subadvises certain funds offered and distributed by Eaton Vance Distributors, Inc., a registered broker-dealer. Please visit Eaton Vance’s website for voting information regarding these funds.

About the acquisition

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that they had entered into a definitive agreement under which Morgan Stanley will acquire Eaton Vance and its affiliates. Eaton Vance’s Board of Directors and Voting Trustees believe this acquisition is in the best interests of our clients, business partners and employees.

  Creates a $1.2 trillion global asset manager with complementary investment capabilities and distribution strengths
  Expands breadth and depth of investment strategies, enhancing our commitment to providing world-class client solutions
  Provides additional market opportunities for our investment teams in the U.S. and internationally

Read the press release

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that they had entered into a definitive agreement under which Morgan Stanley will acquire Eaton Vance and its affiliates. Eaton Vance’s Board of Directors and Voting Trustees believe this acquisition is in the best interests of our clients, business partners and employees.

Morgan Stanley and Eaton Vance expect the transaction to be completed no later than early in the second quarter. Subject to the satisfaction of customary closing conditions, including receipt of necessary regulatory approvals and client consents, the transaction could take place as soon as March 1, 2021.

Morgan Stanley Acquisition: We need your response

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that they had entered into a definitive agreement under which Morgan Stanley will acquire Eaton Vance and its affiliates. Eaton Vance’s Board of Directors and Voting Trustees believe this acquisition is in the best interests of our clients, business partners and employees.

While our parent company will change, the investment process and the professionals who have acted as stewards of your assets will not change as a result of the transaction. Further, the brand associated with the investment strategy will not change as a result of the transaction. At the same time, we believe that providing access to the additional resources of a world-class organization like Morgan Stanley will be additive to our investment teams and clients.

Morgan Stanley and Eaton Vance expect the transaction to be completed no later than early in the second quarter. Subject to the satisfaction of customary closing conditions, including receipt of necessary regulatory approvals and client consents, the transaction could take place as soon as March 1, 2021.

To access information specific to your account choose one of the following options

Separate Account Portfolios | Commingled Funds | Eaton Vance Open-End Funds | Calvert Open-End Funds| Eaton Vance Closed-End Funds

Information for institutional clients with separate account portfolios

You are being asked to consent to the deemed assignment of your investment advisory agreement(s) resulting from the change of control as required under applicable law and your investment advisory agreement.

Information for institutional clients invested in certain Institutional commingled funds

We are requesting that investors in the fund approve the fund's provision of consent to the change of control as required under applicable law and the fund's investment advisory arrangement. The respective fund's consent in this regard will be considered to have been approved if investors representing at least fifty

We need your consent

Atlanta Capital's parent company, Eaton Vance is being acquired by Morgan Stanley. Atlanta Capital clients may be asked to provide consent to deemed assignments of separately managed account advisory agreements.

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that they had entered into a definitive agreement under which Morgan Stanley will acquire Eaton Vance and its affiliates. Eaton Vance’s Board of Directors and Voting Trustees believe this acquisition is in the best interests of our clients, business partners and employees.

Morgan Stanley and Eaton Vance expect the transaction to be completed no later than early in the second quarter. Subject to the satisfaction of customary closing conditions, including receipt of necessary regulatory approvals and client consents, the transaction could take place as soon as March 1, 2021.

About the acquisition

  Creates a $1.2 trillion global asset manager with complementary investment capabilities and distribution strengths
  Expands breadth and depth of investment strategies, enhancing our commitment to providing world-class client solutions
  Provides additional market opportunities for our investment teams in the U.S. and internationally

Morgan Stanley Acquisition Press Release

Separately Managed Account (SMA) Consent Information

If you are an owner of separate accounts managed by Atlanta Capital you may be sent consent letters to permit the management of your investment strategies to continue uninterrupted following the close of the transaction. Depending on the terms of the individual investment management agreement, client consents may be required to be in writing.

Own shares of an Atlanta Capital-sub-advised open-end fund?

Atlanta Capital subadvises certain funds offered and distributed by Eaton Vance Distributors, Inc., a registered broker-dealer. Please visit Eaton Vance’s website for voting information regarding these funds.

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that they had entered into a definitive agreement under which Morgan Stanley will acquire Eaton Vance and its affiliates. Eaton Vance’s Board of Directors and Voting Trustees believe this acquisition is in the best interests of our clients, business partners and employees.

Morgan Stanley and Eaton Vance expect the transaction to be completed no later than early in the second quarter. Subject to the satisfaction of customary closing conditions, including receipt of necessary regulatory approvals and client consents, the transaction could take place as soon as March 1, 2021.

Proxy 101 and Frequently Asked questions	Morgan Stanley Acquisition Press Release

Why you should vote

Fund shareholders are being asked to vote to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements. Your vote is important because the acquisition may cause each Fund's existing investment advisory and, where applicable, investment sub-advisory agreement to terminate. The Funds' investment objectives, investment strategies, portfolio managers and brands are expected to remain the same upon closing of the transaction.

How to vote

Voting is easy and shareholders may vote online, by phone, by mail, or at the shareholder meeting. Please follow the instructions on your proxy card or voting instruction form to vote. Below are voting links for more detailed voting steps.

Eaton Vance Closed-End Fund Proxy Information and Voting Links

Eaton Vance Closed-End Fund Information[1]

Eaton Vance Closed-End Fund Press Release

Eaton Vance Closed-End Fund Proxy Statement (for funds other than EFT, EVY, EFR AND EVF)

If you have any questions or would like additional information please call 800-622-1569. To vote over the phone, refer to the phone number located on your proxy card.

Eaton Vance Closed-End Fund Proxy Statement (for EFT, EVY, EFR AND EVF)

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that they had entered into a definitive agreement under which Morgan Stanley will acquire Eaton Vance and its affiliates. Eaton Vance’s Board of Directors and Voting Trustees believe this acquisition is in the best interests of our clients, business partners and employees.

Morgan Stanley and Eaton Vance expect the transaction to be completed no later than early in the second quarter. Subject to the satisfaction of customary closing conditions, including receipt of necessary regulatory approvals and client consents, the transaction could take place as soon as March 1, 2021.

About the acquisition • Creates a $1.2 trillion global asset manager with complementary investment capabilities and distribution strengths • Expands breadth and depth of investment strategies, enhancing our commitment to providing world-class client solutions • Provides additional market opportunities for our investment teams in the U.S. and internationally	A message from Eaton Vance Chairman and CEO, Thomas E. Faust Jr.
ICON PLACEHOLDER Proxy 101 and Frequently Asked questions	ICON PLACEHOLDER Morgan Stanley Acquisition Press Release

Why you should vote

Fund shareholders are being asked to vote to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements. Your vote is important because the acquisition may cause each Fund's existing investment advisory and, where applicable, investment sub-advisory agreement to terminate. The Funds' investment objectives, investment strategies, portfolio managers and brands are expected to remain the same upon closing of the transaction.

How to vote

Name,

I hope you are well. I want to let you know that you may receive questions from your clients regarding a letter that was sent with the header, “Extremely Important”. The “operating initiative” referred to in the letter is an effort to ask your clients, (our Fund shareholders) to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements to help ensure that the Funds continue to operate without interruption.

This proxy vote is a result of Eaton Vance Corp. entering into a definitive agreement on October 7, 2020, to be acquired by Morgan Stanley. Morgan Stanley and Eaton Vance expect the transaction to be completed no later than early in the second quarter. Subject to the satisfaction of customary closing conditions, including receipt of necessary regulatory approvals and client consents, the transaction could take place as soon as March 1, 2021.

The below links provide more detail on this transaction and the proxy vote. In addition, I’ve highlighted a few points to address some of the most commonly asked questions that you may articulate to your clients. Please note, we are encouraging shareholders to save time by voting online.

If you have further questions, please call me and/or my internal partner using the contact information at the bottom of this email.

SHAREHOLDERS SHOULD READ THEIR FUND'S DEFINITIVE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. EACH FUND MAILED ITS DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AS OF THE RELEVANT RECORD DATE. EACH FUND'S DEFINITIVE PROXY STATEMENT AND OTHER RELATED MATERIALS ARE ALSOAVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

Investment Professional Use Only. Not to Be Used With the Public.

©2021 Eaton Vance Management

Two International Place, Boston, MA 02110

eatonvance.com | 800-836-2414

Subject Line: Eaton Vance Fund shareholder mailings (please read)

Name,

I hope you are well. I want to let you know that you may receive questions from your clients regarding a letter that was sent with the header, “Extremely Important”. The “operating initiative” referred to in the letter is an effort to ask your clients, (our Fund shareholders) to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements to help ensure that the Funds continue to operate without interruption.

This proxy vote is a result of Eaton Vance Corp. entering into a definitive agreement on October 7, 2020, to be acquired by Morgan Stanley. Morgan Stanley and Eaton Vance expect the transaction to be completed no later than early in the second quarter. Subject to the satisfaction of customary closing conditions, including receipt of necessary regulatory approvals and client consents, the transaction could take place as soon as March 1, 2021.

The below links provide more detail on this transaction and the proxy vote. In addition, I’ve highlighted a few points to address some of the most commonly asked questions that you may articulate to your clients. Please note, we are encouraging shareholders to save time by voting online.

If you have further questions, please call me and/or my internal partner using the contact information at the bottom of this email.

Will my clients be receiving phone calls?

  Shareholders may receive phone calls daily.
  Shareholders may also receive hard copy correspondence or reminder letters to vote their shares.

How can my clients stop receiving calls?

  Please ask your clients to vote. Shareholders will stop receiving phone calls once they vote.

Can my clients vote online?

  Yes. Shareholders can vote online, on the phone, or via mail. We are encouraging shareholders to save time by voting online.

When will the calls stop?

  We encourage you to advise clients to vote so they no longer receive calls.

If a client asks you how they should vote, what should you say?

  Eaton Vance encourages shareholders to vote in favor of the proposals.
  Approval will provide continuity of the Funds’ investment programs and help ensure that Fund operations continue uninterrupted after the close of the transaction.

Here are some additional resources that you can also share with your clients:

  Eaton Vance Proxy website – clients can save time and vote online via a link here
  Proxy 101 and FAQ document

Wholesaler signature

SHAREHOLDERS SHOULD READ THEIR FUND'S DEFINITIVE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. EACH FUND MAILED ITS DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AS OF THE RELEVANT RECORD DATE. EACH FUND'S DEFINITIVE PROXY STATEMENT AND OTHER RELATED MATERIALS ARE ALSOAVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

Investment Professional Use Only. Not to Be Used With the Public.

©2021 Eaton Vance Management

Two International Place, Boston, MA 02110

eatonvance.com | 800-836-2414

Help us get out the vote

Eaton Vance is being acquired by Morgan Stanley. Fund shareholders are being asked to approve new investment advisory agreements and, where applicable, new investment subadvisory agreements to help ensure that the Funds continue to operate without interruption. Morgan Stanley and Eaton Vance expect the transaction to be completed no later than early in the second quarter. Subject to the satisfaction of customary closing conditions, including receipt of necessary regulatory approvals and client consents, the transaction could take place as soon as March 1, 2021. Share this important link with your clients today.

ACCESS ► (links to www.eatonvance.com/vote)

(this will be added to newsletter as disclosure)

PLEASE READ YOUR OPEN-END FUND’S DEFINITIVE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. EACH FUND MAILED ITS DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AS OF THE RELEVANT RECORD DATE. EACH FUND’S DEFINITIVE PROXY STATEMENT AND OTHER RELATED MATERIALS ARE ALSO AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

February 1, 2021

Dear Valued Client:

I am pleased to provide this update on the status and expected timing of the acquisition of Eaton Vance by Morgan Stanley announced on October 8, 2020. As announced, our Eaton Vance Management, Parametric, Atlanta Capital and Calvert investment affiliates will join Morgan Stanley Investment Management. Since the transaction announcement, we and Morgan Stanley have been actively engaged in joint business planning to seek to ensure a seamless transition and to lay the foundation for the premier global investment organization we aspire to create. Over recent months, we have connected with many of our clients and business partners to share our vision for the combined Eaton Vance and Morgan Stanley Investment Management, and to request the client consents and fund shareholder approvals that we need to close the transaction.

Morgan Stanley and Eaton Vance expect the transaction to be completed no later than early in the second quarter. Subject to the satisfaction of customary closing conditions, including receipt of necessary regulatory approvals and client consents, the transaction could take place as soon as March 1, 2021. In February, we will be reaching out to separate account clients and fund shareholders to secure the remaining consents and approvals we need to close the transaction. All of us at Eaton Vance are deeply grateful for your time and attention to this important matter.

Throughout this transition period, our investment teams and client representatives have remained singularly focused on providing the high-quality investment management services you have come to expect from us. Post-transaction, we look forward to continuing to serve you as part of Morgan Stanley Investment Management.

Thank you for your continued support.

Sincerely,

Thomas E. Faust Jr.

Chairman and Chief Executive Officer

Eaton Vance Corp.

February 1, 2021

Dear Business Partner:

I am pleased to provide this update on the status and expected timing of the acquisition of Eaton Vance by Morgan Stanley announced on October 8, 2020. As announced, our Eaton Vance Management, Parametric, Atlanta Capital and Calvert investment affiliates will join Morgan Stanley Investment Management. Since the transaction announcement, we and Morgan Stanley have been actively engaged in joint business planning to seek to ensure a seamless transition and to lay the foundation for the premier global investment organization we aspire to create. Over recent months, we have connected with many of our clients and business partners to share our vision for the combined Eaton Vance and Morgan Stanley Investment Management, and to request the client consents and fund shareholder approvals that we need to close the transaction.

Morgan Stanley and Eaton Vance expect the transaction to be completed no later than early in the second quarter. Subject to the satisfaction of customary closing conditions, including receipt of necessary regulatory approvals and client consents, the transaction could take place as soon as March 1, 2021. In February, we will be reaching out to separate account clients and fund shareholders to secure the remaining consents and approvals we need to close the transaction. All of us at Eaton Vance are deeply grateful for your time and attention to this important matter.

Throughout this transition period, our investment teams and client representatives have remained singularly focused on providing the high-quality investment management services you have come to expect from us. Post-transaction, we look forward to continuing to serve you as part of Morgan Stanley Investment Management.

Thank you for your continued support.

Sincerely,

Thomas E. Faust Jr.

Chairman and Chief Executive Officer

Eaton Vance Corp.